UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On February 4, 2010, Comverse Technology, Inc. (the “Company”) received a “Wells Notice” from the staff of the Securities and Exchange Commission (the “SEC”).  The Wells Notice provides notification that the staff of the SEC intends to recommend that the SEC institute a proceeding to determine whether, pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the SEC should suspend or revoke the registration of each class of the Company’s securities registered pursuant to Section 12 of the Exchange Act.  Under the process established by the SEC, recipients of a Wells Notice have the opportunity to make a Wells Submission before the SEC staff makes a formal recommendation to the SEC regarding what action, if any, should be brought by the SEC.  The Company intends to provide a written submission to the SEC in response to the Wells Notice before any recommendation is made to the SEC, but there can be no assurance that the SEC will not bring an enforcement action against the Company.  If the SEC determines to proceed with the filing of claims, a proceeding would be held before an administrative law judge.  After the administrative law judge’s decision, either party may request the SEC to review the facts and, thereafter, may appeal the decision to the Federal Circuit Court.

In June 2009, the Company, in connection with its settlement with the SEC, consented to the entry of a final judgment and court order that orders it to be in compliance with its reporting obligations under the Exchange Act by February 8, 2010.  In its Current Report on Form 8-K filed on February 3, 2010, the Company disclosed, among other things, that it will not be in compliance with such obligations under the final judgment and order by such date.  In addition, it disclosed that, while it has made significant progress in the completion of its financial statements and continues to work diligently to complete an Annual Report on Form 10-K covering the fiscal years ended January 31, 2009, 2008, 2007 and 2006 (the “Comprehensive Form 10-K”) and Quarterly Reports on Form 10-Q for the first three quarters of fiscal year ended January 31, 2010 (the “2009 Form 10-Qs”), it currently expects to file the Comprehensive Form 10-K in late April 2010, the 2009 Form 10-Qs and its Annual Report on Form 10-K for the fiscal year ended January 31, 2010 by the end of June 2010 and its Quarterly Report on Form 10-Q for the first quarter of the fiscal year ending January 31, 2011 as promptly as practicable thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: February 8, 2010	By:	/s/ Shefali Shah
	Name:	Shefali Shah
	Title:	Acting General Counsel and Corporate Secretary